ASSETS AND LIABILITIES HELD FOR SALE - Disposal of Guinea assets (Details) - Discontinued operations - Guinea Assets $ in Millions	Dec. 23, 2024 USD ($)
Disclosure of analysis of single amount of discontinued operations [line items]
Proceeds	$ 27.4
Purchase price adjustment	8.1
Transaction costs	(1.4)
Net proceeds and pre-tax gain on sale of Guinea Assets	$ 34.1